UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2018

ANIXA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-11254	11-2622630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 Almaden Expressway, Suite 250 San Jose, CA	95118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 708-9808

ITUS CORPORATION

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

       ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2018, ITUS Corporation (the “Company”) changed its name to “Anixa Biosciences, Inc.” (the “Name Change”). The Name Change, which was effective as of October 1, 2018, was accomplished pursuant to a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation, as amended, filed with the Secretary of State of Delaware on September 27, 2018. The Name Change was approved by the Company’s Board of Directors (the “Board”) on January 25, 2018 and was subsequently approved by the Company’s stockholders at the Special Meeting of Stockholders held on March 29, 2018. The Company’s common stock continues to trade on the NASDAQ Capital Market under Anixa Biosciences, Inc. and the new stock symbol is “ANIX.”  A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated by reference herein.

            Additionally, effective October 1, 2018, the Company adopted amended and restated bylaws (the “A&R Bylaws”). A copy of the A&R Bylaws is attached as Exhibit 3.2 hereto and all descriptions of the A&R Bylaws are qualified in their entirety to the full text of Exhibit 3.2, which is incorporated herein by reference.  The A&R Bylaws modify the Company’s previously effective bylaws in the following material ways:

•        stockholders may only amend the A&R Bylaws by the affirmative vote of 66 2/3% of stockholders entitled to vote at a meeting of the stockholders as opposed to the previous effective bylaws which required only a majority of the stockholders entitled to vote at a meeting;

•        only stockholders of record owning not less than 66 2/3% of the entire capital stock of the Company can call a special meeting raised from stockholders holding together at least a majority of all the shares of the Company entitled to vote at a meeting;

•        permits notice to directors of a Board meeting to be delivered via email or other electronic transmission;

•        provides that new business can only be brought before a meeting by stockholders of record holding in excess of 66 2/3% of the entire capital stock of the Company as opposed to being brought by any stockholder of record;

•        clarifies that a special meeting proposed to be called by a stockholder of record is not  required to be held: (i) with respect to any matter, within 12 months after any annual or special meeting of stockholders at which the same matter was included on the agenda, or if the same matter will be included on the agenda at an annual meeting to be held within 90 days after the receipt by the Company of such request (the election or removal of directors to be deemed the same matter with respect to all matters involving the election or removal of directors) or (ii) if the purpose of the special meeting is not a lawful purpose or if such request violates applicable law;

•        modifies how a stockholder may bring new business before an annual meeting by requiring that a stockholder’s notice of a proposal must be received by the Company not less than 120 days prior to the anniversary of the date on which the Company first  mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Company begins to print and mail its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year) as opposed to the provision in the previously effective bylaws that provided that the Company must receive the proposal not less than 45 days prior to the first anniversary date of the initial notice of the previous year's annual meeting (provided, that such notice was not required to be given more than 75 days prior to the annual meeting of stockholders);

•        modifies how a stockholder may bring business before a special meeting by requiring that a stockholder’s notice of a proposal must be received by the Company a reasonable time before the printing and mailing of a proxy statement in accordance with the rules of the Securities and Exchange Commission as opposed to the Company receiving the proposal not more than 10 days after the initial notice of a meeting is received by the stockholder as was required in the previously effective bylaws;

•        augments the information that a stockholders’ notice to the Company must include as to each matter the stockholder proposes to bring before a meeting, including to provide a representation as to whether the stockholder intends to solicit proxies for such  proposal;

•       explicitly describes the process for Board and stockholder nominations of persons for director, including notice requirements and the requirement that all stockholder nominations complete a written questionnaire provided by the Company;

•       clarifies how shares held in the name of another entity, a deceased person, a guardian, conservator or trustee or a receiver may be voted;

•       changes the number of directors that may be elected to the Board from between three and six directors to between one and nine directors (there is no change to the number of directors currently designated to serve on the Board which is currently five);

•       allows the Chairman of the Board to postpone an annual meeting;

•       provides that notice of a special meeting of directors must be received at least 24 hours prior to the special meeting versus two days prior to the special meeting;

•       provides that special meetings of the Board may be called by the written request of two directors rather than a majority of directors

•       clarifies that all officers serve at the pleasure of the Board for terms designated by the Board as opposed to one year terms;

•       clarifies the duties of the Chairman of the Board and provides more details regarding the roles of the other officers of the Company; and

•       clarifies that a proxy will not be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.

Item 5.07         Submission of Matters to a Vote of Security Holders.

            The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on Thursday, September 27, 2018 at the DoubleTree Hotel, 2050 Gateway Place, San Jose, CA 95110.  Stockholders of record at the close of business on August 8, 2018 were entitled to one vote for each share of common stock held.  On August 8, 2018, there were 18,696,146 shares of common stock issued and outstanding.  At the Annual Meeting, the stockholders of the Company voted on the following proposals:

1.                  To elect five directors nominated by the Board to serve for a one-year term that expires at the 2019 Annual Meeting of Stockholders, and until their successors are elected and qualified.  Each nominee for director was elected by a vote of the stockholders as follows:

	For	Withheld	Broker Non-Votes
Dr. Amit Kumar	4,267,216	470,968	11,159,285
Lewis H. Titterton, Jr.	4,239,937	498,247	11,159,285
Dr. John Monahan	4,474,354	263,830	11,159,285
Dr. Arnold Baskies	4,264,037	474,147	11,159,285
David Cavalier	4,640,090	98,094	11,159,285

2.                  To vote upon the adoption of the Company’s “Employee Stock Purchase Plan” (the “ESPP”).  The ESPP was approved by a vote of the stockholders as follows:

For	Against	Abstain
4,280,510	442,824	14,850

3.                  To ratify the appointment of Haskell & White LLP, an independent registered public accounting firm, as the Company’s independent auditors for fiscal year 2018.  The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain
15,788,490	25,696	83,283

Item 8.01         Other Events.

            Concurrently with this Current Report, the Company will file a Registration Statement on Form S-8 (the “S-8 Registration Statement”). The purpose of the S-8 Registration Statement is to register 5,000,000 shares previously issued or issuable pursuant to the Company’s 2018 Share Incentive Plan, to register 250,000 shares issuable pursuant to the Company's Employee Stock Purchase Plan and to supplement a reoffer prospectus allowing for the future sale of previously issued and outstanding “control securities” by certain officers and directors of the Company. The filing of the S-8 Registration Statement does not mean that persons holding registered securities will sell their shares, but it does provide these persons with the flexibility to sell their shares if they require liquidity or investment diversification. A Form 4 will be required to be filed with the Securities and Exchange Commission for any sales made by officers or directors listed in the reoffer prospectus.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

3.1                   Certificate of Amendment

3.2                   Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2018

ANIXA BIOSCIENCES, INC.

	By:	/s/ Amit Kumar
Name: Dr. Amit Kumar
Title: President and Chief Executive Officer